REGISTRATION RIGHTS AGREEMENT


       This REGISTRATION RIGHTS AGREEMENT, dated as of June 18, 2002 (this "Agreement"), is made by and among Midwest Express Holdings, Inc., a Wisconsin corporation (the "Company"), with headquarters located at 6744 South Howell Avenue, Oak Creek, WI 53154, and the investors named on the signature pages hereto (each of whom is hereinafter referred to as an "Initial Investor" and all of whom collectively are hereinafter referred to as the "Initial Investors").


                                    RECITALS:

       A. In connection with the Securities Purchase Agreement, dated June 18, 2002, by and among the Initial Investors and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Initial Investors 1,675,000 shares of the Company's common stock, par value $.01 per share (the "Common Shares" and, together with any associated Rights (as defined in the Purchase Agreement), the "Securities").

       B. To induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws with respect to the Securities.


                                   AGREEMENT:

       In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

       Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Purchase Agreement. In addition, as used in this Agreement, the following terms have the following meanings:

       1.1. "Investors" means the Initial Investors and any of their permitted transferees or assignees who receive or acquire Registrable Securities (as herein defined) and agree to become bound by the provisions of this Agreement in accordance with Article IX hereof; provided that no such person is registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a member of the National Association of Securities Dealers, Inc.

       1.2. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the Securities Act and, in particular, pursuant to Rule 415 under the Securities Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

       1.3. "Registrable Securities" means the Common Shares sold pursuant to the Purchase Agreement, any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Common Shares and any Rights associated with the Common Shares; provided that Common Shares will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act or otherwise or at such time as they are eligible to be sold pursuant to Rule 144(k).

       1.4. "Registration Period" means the period between the date of this Agreement and the earliest of (i) the second anniversary of the date of this Agreement, provided that for each day that sales cannot be made by operation of
Section 3.5 this two-year period shall be extended one additional day and that if the Registration Statement is not effective by the 60th calendar day after the Closing Date of the purchase of the Common Shares under the Purchase Agreement, then this period shall be extended one additional day for each day that passes after such 60th day until the day the Registration Statement is effective, (ii) the date on which all of the Registrable Securities have been sold by the Investors under a Registration Statement or pursuant to Rule 144 or
(iii) the date on which all the Registrable Securities may be immediately sold by the Investors without registration and without restriction as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise.

       1.5. "Registration Statement" means a Registration Statement of the Company filed with the SEC under the Securities Act.

       1.6. "Rule 415" means Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.


                                   ARTICLE II
                                  REGISTRATION

       2.1. Mandatory Registration. The Company will use its reasonable best efforts to prepare and file with the SEC within five business days after the Closing Date of the purchase of the Common Shares under the Purchase Agreement a Registration Statement on Form S-3 registering all of the Registrable Securities for resale in accordance with the intended methods of resale or distribution described by the Investors in accordance with Section 4.1. This Registration Statement shall register only the Registrable Securities. If Form S-3 is not available at that time, then the Company will use its reasonable best efforts to file within such five-business day period a Registration Statement on such form as is then available to effect a registration of the Registrable Securities.

       2.2. Effectiveness of the Registration Statement. The Company will use its reasonable best efforts to cause the Registration Statement contemplated by the previous Section to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 60th calendar day after the Closing Date (the "Required Effective Date"). However, so long as the Company filed the Registration Statement within 10 business days after the Closing Date, if the Registration Statement receives any SEC review, then the Required Effective Date will be the 120th calendar day after the Closing Date. The Company's reasonable best efforts will include, but are not to be limited to, promptly responding to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no action or review from the SEC, then the Company will request that the Registration Statement become effective within five business days after such SEC notification.

       2.3. Payments by the Company. If (i) at any time after effectiveness of the Registration Statement, sales thereunder during the Registration Period cannot be made for any reason, other than by reason of the operation of Section 3.5, for a period of more than 10 consecutive business days, or 30 business days in the aggregate, during any 12-month period, (ii) at any time after effectiveness of the Registration Statement, sales thereunder during the Registration Period cannot be made by reason of the operation of Section 3.5 for a period of time that exceeds the limitations set forth in Section 3.5(b) or
(iii) at any time after the Registrable Securities are listed in accordance with
Section 3.8, the Common Shares are not listed or included for quotation on the New York Stock Exchange (the "NYSE") for more


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

than an aggregate of 10 business days in any 12-month period, then the Company will thereafter make a payment to each Investor as set forth below. The amount of the payment made to each Investor will be equal to 1% of the purchase price paid for the Common Shares purchased by the Investor and not previously sold by the Investor for each 30 business days that sales cannot be made under the effective Registration Statement or the Common Shares are not listed or included for quotation on the NYSE (but any day on which both conditions exist shall count as a single day and no day taken into account for purposes of determining whether any payment is due under Section 2.4 or the amount of such payment shall be taken into account for purposes of determining whether any payment is due under this Section 2.3 or the amount of such payment). The number of shares not previously sold as specified in the previous sentence shall be determined as of the end of the respective 30-business day period. These payments will be prorated on a daily basis during the 30-business day period and will be paid to each Investor by check within five business days following the end of each month as to which payment is due hereunder, assuming that the respective Investor delivered to the Company at least two business days prior thereto information with respect to the number of Common Shares not previously sold by such Investor (together with reasonable supporting documentation). The Investors may make a claim for additional damages as a remedy for the Company's failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist. Notwithstanding the foregoing, if the Company has used its reasonable best efforts to avoid circumstances as a result of which sales cannot be made under the Registration Statement during the Registration Period or the Common Shares are not listed or included for quotation on the NYSE, then the damages described above shall be the Investors' sole and exclusive remedy for damages arising out of such circumstances. Nothing contained in the preceding sentence shall be read to limit the ability of the Investors to seek specific performance of this Agreement.

       2.4. Effect of Late Registration. If the Registration Statement has not been declared effective by the Required Effective Date, then the Company will make a payment to each Investor for such delay (each a "Late Registration Payment"). Each Late Registration Payment will be equal to 1% of the purchase price paid for the Common Shares purchased by such Investor and not previously sold by such Investor for each 30 business days after the Required Effective Date (but no day taken into account for purposes of determining whether any payment is due under Section 2.3 or the amount of such payment shall be taken into account for purposes of determining whether any payment is due under this
Section 2.4 or the amount of such payment). The Late Registration Payments will be prorated on a daily basis during the 30-business day period and will be paid to the Initial Investors by check within five business days following the end of each month as to which payment is due hereunder, assuming that the respective Investor delivered to the Company at least two business days prior thereto information with respect to the number of Common Shares not previously sold by such Investor (together with reasonable supporting documentation). The Investors may make a claim for additional damages as a remedy for the Company's failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist. Notwithstanding the foregoing, if the Company has used its reasonable best efforts to avoid circumstances as a result of which the Registration Statement has not been declared effective by the Required Effective Date, then the damages described above shall be the Investors' sole and exclusive remedy for damages arising out of such circumstances. Nothing contained in the preceding sentence shall be read to limit the ability of the Investors to seek specific performance of this Agreement.

       2.5. Piggyback Registrations.

              (a) At any time prior to the expiration of the Registration Period, if a Registration Statement under Section 2.1 is not effective with respect to all of the Registrable Securities that the Company is obligated to register on the Registration Statement and the Company decides to register any of its Common Shares for its own account or for the account of others, then the Company will promptly give the Investors written notice thereof and will use its


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

       best efforts to include in such registration all or any part of the Registrable Securities requested by such Investors to be included therein. This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents (relating to equity securities to be issued in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit or director plans) or to Registration Statements that would otherwise not permit the registration of resales of previously issued securities. Each Investor must give its request for registration under this paragraph to the Company in writing within 15 calendar days after receipt from the Company of notice of such pending registration. If the registration for which the Company gives notice is a public offering involving an underwriting, then the Company will so advise the Investors as part of the above-described written notice. In that event, if the managing underwriter(s) of the public offering impose a limitation on the number of Common Shares that may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then the Company shall include in such registration (i) first, the Registrable Securities requested by any of the Investors to be included in such offering, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, (ii) second, the securities desired to be sold pursuant to such Registration Statement by the shareholder or shareholders that are requiring the Company pursuant to a contractual registration right to file such Registration Statement, if any, and (iii) third, the securities the Company proposes to sell.

              (b) No right to registration of Registrable Securities under this
       Section 2.5 limits in any way the registration required under Section 2.1 above. The obligations of the Company under this Section 2.5 expire upon the earlier of (i) the effectiveness of the Registration Statement filed pursuant to Section 2.1 above with respect to the Registrable Securities or the respective portion thereof or (ii) expiration of the Registration Period.

       2.6. Eligibility to use Form S-3. The Company represents and warrants that it currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities.

       2.7. Force Majeure. The Company shall not be deemed in breach of its commitments under Article II and no payments by the Company as set forth in
Article II shall be required to the extent that the Company is unable to fulfill its obligations hereunder in a timely fashion because the SEC and/or the NYSE are closed or operating on a limited basis as a result of the occurrence of a Force Majeure. As used herein, "Force Majeure" means war or armed hostilities or other national or international calamity, or one or more acts of terrorism.


                                  ARTICLE III
                      ADDITIONAL OBLIGATIONS OF THE COMPANY

       3.1. Continued Effectiveness of Registration Statement. Subject to the limitations set forth in Section 3.5, the Company will use its best efforts to keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period.

       3.2. Accuracy of Registration Statement. Assuming the accuracy of information furnished by or on behalf of the Investors, any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will promptly prepare and file with the SEC such


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

amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period (but subject to Section 3.5) and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period.

       3.3. Furnishing Documentation. The Company will furnish to each Investor whose Registrable Securities are included in a Registration Statement, and Investors' Counsel (as herein defined), if any, (a) promptly after each document is filed with the SEC, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus (if any) and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other documents as the Investor may reasonably request to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will notify by facsimile each Investor whose Registrable Securities are included in any Registration Statement of the filing and the effectiveness of the Registration Statement and any post-effective amendment on the date of filing of the Registration Statement, effectiveness of the Registration Statement or any post-effective amendment, as applicable.

       3.4. Additional Obligations. The Company will use its reasonable best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such U.S. jurisdictions as each Investor who holds Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions during the Registration Period. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,
(iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Company determines to be contrary to the best interests of the Company and its shareholders.

       3.5. Suspension of Resale Rights.

              (a) During the Registration Period, the Company will notify by facsimile each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (each an "Event"). The Company will promptly make such notification after the Company becomes aware of the event (but in no event will the Company disclose to any Investor any of the facts or circumstances regarding the event), will promptly (but in no event later than 10 business days after the Company becomes aware of the event) prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. Each Investor will hold in confidence and will not make any disclosure of any Event and any related information disclosed by the Company unless (i) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent


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

       jurisdiction, (ii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Investor), (iii) the information was developed independently by an Investor without breach of this Agreement, (iv) the information was known to the Investor before receipt of such information from the Company, or (v) the information was disclosed to the Investor by a third party not under an obligation of confidentiality. However, an Investor may make disclosure of an Event and/or any related information disclosed by the Company to any attorney, adviser or other third party retained by it that needs to know the information, as determined in good faith by the Investor ("Investor Representative"), if the Investor advises the Investor Representative of the confidentiality provisions of this Section 3.5(a), but the Investor will be liable for any act or omission of any of its Investor Representatives relative to such information as if the act or omission was that of the Investor. Unless legally prohibited from so doing, each Investor will, upon learning that disclosure of such confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such confidential information.

              (b) Notwithstanding the obligations under Section 3.5(a) or any provision of this Agreement, if (i) in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its shareholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect upon the Company and its shareholders, or (ii) in the good faith judgment of the Company, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, then the Company will have the right to suspend the use of the Registration Statement for a period of not more than 30 calendar days, provided, however, that the Company may so defer or suspend the use of the Registration Statement no more than 60 calendar days in a calendar year, and provided, further, that, after deferring or suspending the use of the Registration Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of 30 calendar days has elapsed after resumption of the use of the Registration Statement.

              (c) Subject to the Company's rights under this Section 3.5, during the Registration Period, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and the Company will promptly notify each Investor that holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

              (d) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, if the use of the Registration Statement is suspended by the Company, then the Company will promptly give notice of the suspension to all Investors whose securities are covered by the Registration Statement and will promptly notify each such Investor as soon as possible that the use of the Registration Statement may be resumed.

       3.6. Review by the Investors. The Company will permit a single firm of legal counsel, designated in writing by the Investors in accordance with Section
11.12 (the "Investors' Counsel"), to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required


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

by law in the opinion of the Company's counsel; provided that the time periods set forth in Section 2.2 shall be tolled to the extent that such legal counsel does not deliver its final comments relating to such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) to the Company within three business days after receipt of such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof). The sections of any such Registration Statement including information with respect to the Investors, the Investors' beneficial ownership of securities of the Company and the Investors' intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Investors, so long as they comply with all applicable laws in the Company's reasonable opinion. The Company acknowledges and agrees that the use of Investors' Counsel is for the purposes of the Company's convenience only and that such Counsel shall not be deemed to be the individual counsel of each Investor as each such Investor has been represented by separate counsel with respect to the transactions contemplated hereby. The Company further acknowledges and agrees that the use of Investors' Counsel pursuant hereto shall not be deemed to create a presumption that the Investors are in any way acting in concert with respect to the transactions contemplated by this agreement or the Purchase Agreement.

       3.7. Due Diligence; Confidentiality.

              (a) During the Registration Period, the Company will make available, upon reasonable advance notice during normal business hours, for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement and any Investor Representative retained by any such Investor (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as reasonably necessary to enable each Inspector to exercise its due diligence responsibility in connection with or related to the contemplated offering. The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

              (b) Each Inspector will hold in confidence, use only in connection with the contemplated offering and not make any disclosure (except to an Investor) of all Records and other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality. However, an Inspector may make disclosure of such Records and other information to any attorney, adviser or other third party retained by it that needs to know the information, as determined in good faith by the Inspector ("Inspector Representative"), if the Inspector advises the Inspector Representative of the confidentiality provisions of this Section 3.7(b), but the Inspector will be liable for any act or omission of any of its Inspector Representatives relative to such information as if the act or omission was that of the Inspector. Unless legally prohibited from so doing, each Investor will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed


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

       confidential. Nothing herein will be deemed to limit the Investor's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

              (c) The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party not under an obligation of confidentiality or (vi) such Investor consents to the form and content of any such disclosure. However, the Company may make disclosure of such information to any attorney, adviser or other third party retained by it that needs to know the information, as determined in good faith by the Company ("Company Representative"), if the Company advises the Company Representative of the confidentiality provisions of this Section 3.7(c), but the Company will be liable for any act or omission of any Company Representatives relative to such information as if the act or omission was that of the Company. If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will (unless legally prohibited from so doing) give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

       3.8. Listing. During the Registration Period, the Company shall use its reasonable best efforts to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on the NYSE.

       3.9. Share Certificates. The Company will cooperate with the Investors who hold Registrable Securities being sold to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors may reasonably request, all in accordance with Article V of the Purchase Agreement.

       3.10. Plan of Distribution. At the request of the Investors holding a majority in interest of the Registrable Securities registered pursuant to the Registration Statement under Section 2.1, the Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary to change the plan of distribution set forth in such Registration Statement.

       3.11. Securities Laws Compliance. During the Registration Period, the Company will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).



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

       3.12. Further Assurances. The Company will take all other reasonable actions as any Investor may reasonably request to expedite and facilitate disposition by such Investor of the Registrable Securities pursuant to the Registration Statement.


                                   ARTICLE IV
                          OBLIGATIONS OF THE INVESTORS

       4.1. Investor Information. As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities. At least five business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor whether or not such Investor has elected to have any of its Registrable Securities included in the Registration Statement. If the Company has not received the requested information from an Investor by the business day prior to the anticipated filing date, then the Company may file the Registration Statement without including Registrable Securities of that Investor.

       4.2. Further Assurances. Each Investor will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's irrevocable election to exclude all of such Investor's Registrable Securities from such Registration Statement.

       4.3. Suspension of Sales. Upon receipt of any notice from the Company under Section 3.5, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 3.5(a) or (ii) the Company advises the Investor that a suspension of sales under Section 3.5(b) has terminated. If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy all copies in the Investor's possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.


                                   ARTICLE V
                            EXPENSES OF REGISTRATION

       During the Registration Period, in connection with registrations, filings or qualifications pursuant to Articles II and III, the Company will bear (i) all reasonable expenses (other than underwriting discounts and commissions, and transfer taxes, if any) incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees; (ii) the fees and disbursements of legal counsel for the Company; and (iii) the reasonable fees and disbursements of Investors' Counsel (not to exceed $10,000).


                                   ARTICLE VI
                                 INDEMNIFICATION

       In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

       6.1. Indemnification of the Investors. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, any underwriter (as defined in the Securities Act) for the Investors, any directors or officers of such Investor and any person who controls such Investor within the meaning of the Securities Act or the Exchange Act or acts as such Investor's investment advisor (each, an "Indemnified Person") against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or any final prospectus (as amended or supplemented, if the Company files any amendment or supplement thereto with the
SEC) included therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law related to the Registration Statement, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) and (b) being, collectively, "Violations"). Subject to the restrictions set forth in Section
6.3 with respect to the number of legal counsel, the Company will reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.3 hereof; (ii) does not apply to a Claim arising out of or based on any failure by any Indemnified Person to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to them) or any covenant or agreement contained in the Purchase Agreement or this Agreement; and (iii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld or delayed. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

       6.2. Indemnification of the Company and Certain Shareholders. In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, severally and not jointly, to the same extent and in the same manner set forth in Section
6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement and any of its directors and officers and any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Person") against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any of the following: (a) any matter of the type referred to clause
(a) in Section 6.1 above in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (b) any failure by such Investor to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to sales under the Registration Statement) or any covenant or agreement contained in the Purchase Agreement or this Agreement with respect to sales under the Registration Statement. Subject to the restrictions set forth in Section 6.3, such Investor will promptly reimburse any legal or other expenses, promptly as such expenses are incurred and due and payable, reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of such Investor's Registrable Securities. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

       6.3. Notification and Other Indemnification Procedures. Promptly after receipt by an Indemnified Person under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person. In that case, the indemnifying party will diligently pursue such defense. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 6.1 or 6.2, as applicable). However, the Company will pay for only one separate legal counsel for the Investors collectively, and such legal counsel will be selected in accordance with Section 11.12. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Article VI, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
Article VI will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.


                                  ARTICLE VII
                                  CONTRIBUTION

       To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will contribute the amount paid or payable by the Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the indemnifying party, but also the relative fault of the Indemnified Party and the indemnifying party, as well as any other relevant equitable considerations. However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) no Investor will be liable under this Agreement (including this Article
VII) for
the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of such Investor's Registrable Securities.


                                  ARTICLE VIII
                             EXCHANGE ACT REPORTING

       To make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company will, until the end of the Registration Period:

       (a) File with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 4.3 of the Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

       (b) Furnish to each Investor, so long as such Investor holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.


                                   ARTCILE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

       The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee or assignee of the Registrable Securities (i) in the case of either an assignment of Registrable Securities to an affiliate of such Investor or an assignment of all Registrable Securities held by such Investor without the consent of the Company and (ii) in the case of an assignment of less than all of the Registrable Securities held by such Investor with the consent of the Company (which consent shall not be unreasonably withheld or delayed), if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) such transfer or assignment was not made under the Registration Statement or Rule 144, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreement and (f) the transferee has provided to the Company an investor questionnaire (or equivalent document) evidencing that the transferee is a "qualified institutional buyer" or an "accredited investor" as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation
D. Any transferee or assignee of an Investor under Article IX shall be deemed an "Investor" for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder.

                                   ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

       This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Investors who then hold a majority in interest of the Registrable Securities (but not including any Investor who is not affected by such amendment or waiver). Any amendment or waiver effected in accordance with this Article X is binding upon each Investor and the Company. Notwithstanding the foregoing, no amendment or waiver will retroactively affect any Investor without its consent, or will prospectively adversely affect any Investor who no longer owns any Registrable Securities without its consent.


                                   ARTICLE XI
                                  MISCELLANEOUS

       11.1. Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

       11.2. Notices. Except as set forth in Sections 3.3 and 3.5, any notices required or permitted to be given under the terms of this Agreement will be given and deemed received as set forth in the Purchase Agreement.

       11.3. Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, does not operate as a waiver thereof.

       11.4. Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

       11.5. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

       11.6. Entire Agreement. This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

       11.7. Successors and Assigns. Subject to the requirements of Article IX hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with an Investor's margin or brokerage accounts.

       11.8. Use of Pronouns. All pronouns refer to the masculine, feminine or neuter, singular or plural, as the context may require.

       11.9. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

       11.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

       11.11. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       11.12. Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement will be made by the Initial Investors or the Investors holding a majority in interest of the Registrable Securities.

       11.13. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       11.14. Waive Jury Trial. The Company and the Investors hereby waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto against the another party in respect of any matter arising out of or in connection with this Agreement.

       11.15. Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each Investor that is a fund or series investment company (each, a "Fund") organized as a Massachusetts business trust (each, a "Trust") is on file with the Secretary of the Commonwealth of Massachusetts. The Company and the other Investors acknowledge and agree that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of a Trust individually, but is binding upon the applicable Fund and its assets and property. The Company agrees that no trustee, officer, director or shareholder of a Trust or the applicable Fund may be held personally liable or responsible for any obligations of a Fund arising out of this Agreement. With respect to all obligations of the Fund arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Fund. The Company is expressly put on notice that the rights and obligations of each series of shares of a Trust under its Agreement and Declaration of Trust are separate and distinct from those of any and all other series.

                                     * * * *

       IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                          COMPANY:

                                          MIDWEST EXPRESS HOLDINGS, INC.



                                          By: /s/ Timothy E. Hoeksema
                                             -----------------------------------
                                              Name: Timothy E. Hoeksema
                                              Title:  Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

                                          INVESTORS:

                                          FIDELITY PURITAN TRUST:
                                          FIDELITY LOW-PRICED STOCK FUND



                                          By: /s/ John H. Costello
                                             -----------------------------------
                                              Name: John H. Costello
                                              Title: Assistant Treasurer

                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          SF CAPITAL PARTNERS LTD.



                                          By: /s/ Brian H. Davidson
                                             -----------------------------------
                                              Name: Brian H. Davidson
                                              Title: Authorized Signatory

                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          Advantus Series Fund, Inc. Small
                                          Company Value Portfolio

                                          By: State Street Research & Management
                                              Company
                                          Its: Adviser



                                          By: /s/ James M. Weiss
                                             -----------------------------------
                                              Name: James M. Weiss
                                              Title: Managing Director and Chief
                                                     Investment Officer - Equity

                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          Advantus Venture Fund, Inc.

                                          By: State Street Research & Management
                                              Company
                                          Its: Adviser



                                          By: /s/ James M. Weiss
                                             -----------------------------------
                                              Name: James M. Weiss
                                              Title: Managing Director and Chief
                                                     Investment Officer - Equity


                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          General American Capital Company
                                          Small-Cap Equity Fund

                                          By: State Street Research & Management
                                              Company
                                          Its: Adviser



                                          By: /s/ James M. Weiss
                                             -----------------------------------
                                              Name: James M. Weiss
                                              Title: Managing Director and Chief
                                                     Investment Officer - Equity


                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          Minnesota Life Insurance Company

                                          By: State Street Research & Management
                                              Company
                                          Its: Adviser



                                          By: /s/ James M. Weiss
                                             -----------------------------------
                                              Name: James M. Weiss
                                              Title: Managing Director and Chief
                                                     Investment Officer - Equity


                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          Metropolitan Series Fund, Inc.
                                          State Street Research Aurora Portfolio

                                          By: State Street Research & Management
                                              Company
                                          Its: Adviser



                                          By: /s/ James M. Weiss
                                             -----------------------------------
                                              Name: James M. Weiss
                                              Title: Managing Director and Chief
                                                     Investment Officer - Equity


                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                          INVESTORS:

                                          State Street Research Aurora Fund

                                          By: State Street Research & Management
                                              Company
                                          Its: Adviser



                                          By: /s/ James M. Weiss
                                             -----------------------------------
                                              Name: James M. Weiss
                                              Title: Managing Director and Chief
                                                     Investment Officer - Equity

                                          [OR]


                                          --------------------------------------



                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________